Intangible Assets	12 Months Ended
Feb. 01, 2014
Intangible Assets

5. Intangible Assets

The Company accounts for indefinite-lived intangible assets and finite-lived intangible assets in accordance with Topic No. 350 and Topic No. 360, respectively. In accordance with Topic No. 350, indefinite-lived intangible assets not subject to amortization shall be tested for impairment on an annual basis, and between annual tests in certain circumstances. The Company performs this assessment in the beginning of each May of the fiscal year. During Fiscal 2013, Fiscal 2012 and Fiscal 2011, there were no circumstances that required the Company to perform additional Topic No. 350 testing.

In accordance with Topic No. 360, the Company tests long-lived assets and certain identifiable intangibles, including favorable leases, to be used by an entity for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the estimated future cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds the estimated expected undiscounted future cash flows, the Company measures the amount of the impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is either based on prices for similar assets or measured by discounting expected future cash flows using the Company’s risk adjusted interest rate. Refer to Note 7, “Impairment Charges,” for further discussion regarding the Company’s impairment testing under Topic No. 360.

Intangible assets at February 1, 2014 and February 2, 2013 consist primarily of tradenames and favorable lease positions as follows:

	(in thousands)
	February 1, 2014			February 2, 2013
	Gross Carrying Amount	Accumulated Amortization	Net Amount	Gross Carrying Amount	Accumulated Amortization	Net Amount
Tradenames	$238,000	$—	$238,000	$238,000	$—	$238,000

Favorable Leases	$487,350	$(194,797)	$292,553	$502,155	$(180,074)	$322,081

Tradenames

The Company’s Fiscal 2013 assessment of the fair value of the Company’s tradenames concluded that the fair value exceeded its carrying value, indicating that the asset was not impaired.

The recoverability assessment with respect to the tradenames used in the Company’s operations requires the Company to estimate the fair value of the tradenames as of the assessment date. Such determination is made using the “relief from royalty” valuation method. Inputs to the valuation model include:

•	Future revenue and profitability projections associated with the tradenames;

•	Estimated market royalty rates that could be derived from the licensing of the Company’s tradenames to third parties in order to establish the cash flows accruing to the benefit of the Company as a result of its ownership of the tradenames; and

•	A rate used to discount the estimated royalty cash flow projections to their present value (or estimated fair value) based on the risk and nature of the Company’s cash flows.

Favorable Leases

The decrease in the gross carrying amount of the Company’s favorable leases from February 2, 2013 to February 1, 2014 reflects a reduction of $14.8 million during Fiscal 2013 from the write off of certain favorable leases becoming fully amortized during the period.

Accumulated amortization of favorable leases as of February 1, 2014 reflects Fiscal 2013 amortization expense of $29.5 million, partially offset by a decrease of $14.8 million related to the write off of fully amortized leases, as discussed above.

The weighted average amortization period remaining for the Company’s favorable leases is 15.3 years. Amortization expense of favorable leases for each of the next five fiscal years is estimated to be as follows:

Fiscal years:	(in thousands)
2014	$26,156
2015	24,228
2016	23,148
2017	23,317
2018	21,059

Total	$117,908